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                                                                  EXHIBIT 23.2
                                                                  ------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 1999, appearing in Inprise Corporation's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears in the Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
May 25, 1999